EXHIBIT 99.2

KITE REALTY GROUP TRUST

DECEMBER 31, 2010

INVESTOR RELATIONS CONTACTS:

Dan Sink, Chief Financial Officer

Adam Chavers, Vice President, Acquisitions & Investor Relations

30 S. MERIDIAN STREET • INDIANAPOLIS, INDIANA 46204 • 317.577.5600

SUPPLEMENTAL INFORMATION – DECEMBER 31, 2010

PAGE NO.	TABLE OF CONTENTS
3	Corporate Profile
4	Contact Information
5	Important Notes
6	Corporate Structure Chart
7	Condensed Consolidated Balance Sheets
8	Condensed Consolidated Statements of Operations for the Three and Twelve Months Ended December 31
9	Funds from Operations and Other Financial Information for the Three and Twelve Months Ended December 31
10	Market Capitalization
10	Ratio of Debt to Total Undepreciated Assets as of December 31, 2010
11	Same Property Net Operating Income for the Three and Twelve Months Ended December 31
12	Net Operating Income by Quarter
13	Summary of Outstanding Debt as of December 31, 2010
14	Schedule of Outstanding Debt as of December 31, 2010
17	Refinancing Update
18	Joint Venture Summary – Unconsolidated Properties
19	Condensed Combined Balance Sheets of Unconsolidated Properties
20	Condensed Combined Statements of Operations of Unconsolidated Properties for the Three and Twelve Months Ended December 31
21	Top 10 Retail Tenants by Gross Leasable Area
22	Top 25 Tenants by Annualized Base Rent
23	Lease Expirations – Operating Portfolio
24	Lease Expirations – Retail Anchor Tenants
25	Lease Expirations – Retail Shops
26	Lease Expirations – Commercial Tenants
27	Summary Retail Portfolio Statistics Including Joint Venture Properties
28	Summary Commercial Portfolio Statistics
29	In-Process Developments
30	Redevelopment Projects
31	Future Developments
32	Geographic Diversification – Operating Portfolio
33	Operating Retail Properties
37	Operating Commercial Properties
38	Retail Operating Portfolio – Tenant Breakdown

                                           Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/10
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CORPORATE PROFILE

General Description

Kite Realty Group Trust is a full-service, vertically integrated real estate company engaged primarily in the development, construction, acquisition, ownership and operation of high-quality neighborhood and community shopping centers in selected markets in the United States. We are organized as a real estate investment trust ("REIT") for federal income tax purposes. As of December 31, 2010, we owned interests in 61 properties totaling approximately 9.1 million square feet and an additional 0.3 million square feet in two properties currently under development.

Our strategy is to maximize the cash flow of our operating properties, successfully complete the construction and lease-up of our development portfolio and identify additional growth opportunities in the form of new developments and acquisitions. New investments are focused in the shopping center sector, although we may selectively pursue commercial development or acquisition opportunities in markets where we currently operate and where we believe we can leverage existing infrastructure and relationships to generate attractive risk-adjusted returns.

Company Highlights as of December 31, 2010

•	Operating Retail Properties	53
•	Operating Commercial Properties	4
•	Total Properties Under Redevelopment	4
	Total Operating and Redevelopment Properties	61

•	Total Properties Under Development	2
•	States	9
•	Total GLA/NRA of 57 Operating Properties	8,601,675
•	Owned GLA/NRA of 57 Operating Properties	5,714,230
•	Owned GLA of Properties Under Development (2)/Redevelopment (4)	708,600
•	Percentage of Owned GLA/NRA Leased – Total Portfolio	92.5%
•	Percentage of Owned GLA Leased – Retail Operating	92.2%
•	Percentage of Owned NRA Leased – Commercial Operating	94.8%
•	Total Full-Time Employees	74

Stock Listing:  New York Stock Exchange symbol: KRG

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CONTACT INFORMATION

Corporate Office
30 South Meridian Street, Suite 1100
Indianapolis, IN 46204
(888) 577-5600
(317) 577-5600
www.kiterealty.com

Investor Relations Contacts:	Analyst Coverage:	Analyst Coverage:

Dan Sink, Chief Financial Officer	BMO Capital Markets	Raymond James
Adam Chavers, Vice President Acquisitions & Investor Relations	Mr. Paul E. Adornato, CFA	Mr. Paul Puryear/Mr. R. J. Milligan
	(212) 885-4170	(727) 567-2253/(727) 567-2660
Kite Realty Group Trust	paul.adornato@bmo.com	paul.puryear@raymondjames.com
30 South Meridian Street, Suite 1100		Richard.milligan@raymondjames.com
Indianapolis, IN 46204	Citigroup Global Markets
(317) 577-5609/(317) 713-5684	Mr. Michael Bilerman/Mr. Quentin Velleley	RBC Capital Markets
dsink@kiterealty.com	(212) 816-1383/(212) 816-6981	Mr. Rich Moore/Mr. Wes Golladay
achavers@kiterealty.com	michael.bilerman@citigroup.com	(440) 715-2646/(440) 715-2650
	Quentin.velleley@citi.com	rich.moore@rbccm.com
Transfer Agent:		wes.golladay@rbccm.com
Janney Montgomery Scott
Stocktrans, a Broadridge Company	Mr. Andrew T. Dizio, CFA	Stifel, Nicolaus & Company, Inc.
Mr. Robert Winterle	(215) 665-6439	Mr. Nathan Isbee
44 W. Ardmore Avenue	adizio@jmsonline.com	(443) 224-1346
Ardmore, PA 19003		nisbee@stifel.com
(610) 649-7300	KeyBanc Capital Markets
	Mr. Jordan Sadler/Mr. Todd Thomas	Wells Fargo Securities, LLC
	(917) 368-2280/(917) 368-2286	Mr. Jeffrey J. Donnelly, CFA
Stock Specialist:	tthomas@keybanccm.com	(617) 603-4262
	jsadler@keybanccm.com	jeff.donnelly@wachovia.com
Barclays Capital
45 Broadway	Morgan Keegan
20th Floor	Mr. Steve Swett
New York, NY 10006	(212) 508-7585
(646) 333-7000	stephen.swett@morgankeegan.com

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CONTACT INFORMATION

Interim Information

This Quarterly Financial Supplement contains historical information of Kite Realty Group Trust (“the Company” or “KRG”) and is intended to supplement the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 to be filed on or about March 15, 2011, which should be read in conjunction with this supplement. The supplemental information is unaudited, although it reflects all adjustments which, in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.

Forward-Looking Statements

This supplemental information package contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to:

•	national and local economic, business, real estate and other market conditions, particularly in light of the current recession;
•	financing risks, including the availability of and costs associated with sources of liquidity;
•	the Company’s ability to refinance, or extend the maturity dates of, its indebtedness;
•	the level and volatility of interest rates;
•	the financial stability of tenants, including their ability to pay rent and the risk of tenant bankruptcies;
•	the competitive environment in which the Company operates;
•	acquisition, disposition, development and joint venture risks;
•	property ownership and management risks;
•	the Company’s ability to maintain its status as a real estate investment trust (“REIT”) for federal income tax purposes;
•	potential environmental and other liabilities;
•	impairment in the value of real estate property the Company owns;
•	risks related to the geographical concentration of our properties in Indiana, Florida and Texas;
•	other factors affecting the real estate industry generally; and
•
other risks identified in reports the Company files with the Securities and Exchange Commission (“the SEC”) or in other documents that it publicly disseminates, including, in particular, the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and in our quarterly reports on Form 10-Q.

The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Funds from Operations

Funds from Operations (FFO) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. We calculate FFO in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts (NAREIT), which we refer to as the White Paper. The White Paper defines FFO as net income (determined in accordance with generally accepted accounting principles (GAAP)), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

Considering the nature of our business as a real estate owner and operator, we believe that FFO is helpful to investors in measuring our operational performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, and is not indicative of funds available to satisfy our cash needs, including our ability to make distributions. Our computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do.

Net Operating Income

Net operating income (NOI) is provided here as a supplemental measure of operating performance. NOI is defined as property revenues less property operating expenses, excluding depreciation and amortization, interest expense, impairment, and other items. We believe this presentation of NOI is helpful to investors as a measure of our operational performance because it is widely used in the real estate industry to measure the performance of real estate assets without regard to various items, included in net income, that do not relate to or are not indicative of operating performance, such as depreciation and amortization, which can vary depending upon accounting methods and book value of assets. We also believe NOI helps our investors to meaningfully compare the results of our operating performance from period to period by removing the impact of our capital structure (primarily interest expense on our outstanding indebtedness) and depreciation of the basis in our assets from our operating results. NOI should not, however, be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance.

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CORPORATE STRUCTURE CHART -- DECEMBER 31, 2010

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CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

	December 31, 2010	December 31, 2009
Assets:
Investment properties, at cost:
Land	$228,707,073	$226,506,781
Land held for development	27,384,631	27,546,315
Buildings and improvements	780,038,034	736,027,845
Furniture, equipment and other	5,166,303	5,060,233
Construction in progress	158,636,747	176,689,227
	1,199,932,788	1,171,830,401
Less: accumulated depreciation	(152,083,936)	(127,031,144)
	1,047,848,852	1,044,799,257
Cash and cash equivalents	15,394,528	19,958,376
Tenant receivables, including accrued straight-line rent of $9,113,712 and $8,570,069, respectively, net of allowance for uncollectible accounts	18,204,215	18,537,031
Other receivables	5,484,277	9,326,475
Investments in unconsolidated entities, at equity	11,193,113	10,799,782
Escrow deposits	8,793,968	11,377,408
Deferred costs, net	24,207,046	23,703,901
Prepaid and other assets	1,656,746	2,183,214
Total Assets	$1,132,782,745	$1,140,685,444

Liabilities and Equity:
Mortgage and other indebtedness	$610,926,613	$658,294,513
Accounts payable and accrued expenses	32,362,917	32,799,351
Deferred revenue and other liabilities	15,399,002	19,835,438
Total Liabilities	658,688,532	710,929,302
Commitments and contingencies
Redeemable noncontrolling interests in the Operating Partnership	44,115,028	47,307,115
Equity:
Kite Realty Group Trust Shareholders’ Equity:
Preferred Shares, $.01 par value, 40,000,000 shares authorized, 2,800,000 and no shares issued and outstanding	70,000,000	—
Common Shares, $.01 par value, 200,000,000 shares authorized 63,342,219 shares and 63,062,083 shares issued and outstanding at December 31, 2010 and December 31, 2009, respectively	633,422	630,621
Additional paid in capital	448,779,180	449,863,390
Accumulated other comprehensive loss	(2,900,100)	(5,802,406)
Accumulated deficit	(93,447,581)	(69,613,763)
Total Kite Realty Group Trust Shareholders’ Equity	423,064,921	375,077,842
Noncontrolling Interests	6,914,264	7,371,185
Total Equity	429,979,185	382,449,027
Total Liabilities and Equity	$1,132,782,745	$1,140,685,444

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CONSOLIDATED STATEMENTS OF OPERATIONS – THREE AND TWELVE MONTHS (UNAUDITED)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2010	2009	2010	2009
Revenue:
Minimum rent	$18,067,685	$18,000,595	$71,836,417	$71,612,415
Tenant reimbursements	4,319,215	4,750,543	17,666,443	18,163,191
Other property related revenue	1,769,649	1,678,577	5,065,169	6,065,708
Construction and service fee revenue	1,746,947	4,855,122	6,848,073	19,450,789
Total revenue	25,903,496	29,284,837	101,416,102	115,292,103
Expenses:
Property operating	4,887,479	4,821,688	17,691,738	18,188,710
Real estate taxes	2,347,560	3,110,577	12,044,966	12,068,903
Cost of construction and services	1,598,958	4,233,332	6,142,042	17,192,267
General, administrative, and other	1,480,980	1,435,172	5,372,056	5,711,623
Depreciation and amortization	9,290,845	8,283,015	40,732,228	32,148,318
Total expenses	19,605,822	21,883,784	81,983,030	85,309,821
Operating income	6,297,674	7,401,053	19,433,072	29,982,282
Interest expense1	(7,219,072)	(6,567,135)	(28,532,440)	(27,151,054)
Income tax (expense) benefit of taxable REIT subsidiary	(31,932)	(7,236)	(265,986)	22,293
Income (loss) from unconsolidated entities	48,477	—	(51,964)	226,041
Non-cash gain from consolidation of subsidiary	—	—	—	1,634,876
Other income	44,985	98,191	231,178	224,927
(Loss) income from continuing operations	(859,868)	924,873	(9,186,140)	4,939,365
Discontinued operations:
Operating loss from discontinued operations	—	(18,614)	—	(732,621)
Non-cash loss on impairment of real estate asset	—	—	—	(5,384,747)
Loss from discontinued operations	—	(18,614)	—	(6,117,368)
Consolidated net (loss) income	(859,868)	906,259	(9,186,140)	(1,178,003)
Net loss (income) attributable to noncontrolling interests	74,227	(262,982)	915,310	(603,763)
Dividends on preferred shares	(376,979)	—	(376,979)	—
Net (loss) income attributable to Kite Realty Group Trust	$(1,162,620)	$643,277	$(8,647,809)	$(1,781,766)

(Loss) income per common share – basic and diluted
(Loss) income from continuing operations attributable to Kite Realty Group Trust common shareholders	$(0.02)	$0.01	$(0.14)	$0.07
Loss from discontinued operations attributable to Kite Realty Group Trust common shareholders	—	(0.00)	—	(0.10)
Net loss attributable to Kite Realty Group Trust common shareholders	$(0.02)	$0.01	$(0.14)	$(0.03)

Weighted average common shares outstanding - basic	63,340,098	62,997,180	63,240,474	52,146,454
Weighted average common shares outstanding - diluted	63,340,098	63,132,990	63,240,474	52,146,454
Dividends declared per common share	$0.0600	$0.0600	$0.2400	$0.3325

(Loss) income attributable to Kite Realty Group Trust common shareholders:
(Loss) income from continuing operations	$(1,162,620)	$665,109	$(8,647,809)	$3,515,875
Discontinued operations	—	(21,832)	—	(5,297,641)
Net loss attributable to Kite Realty Group Trust	$(1,162,620)	$643,277	$(8,647,809)	$(1,781,766)

1	Included in 2010 is the write-off of $190,669 of deferred financing costs related to the early payoff of the Company’s unsecured term loan.

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FUNDS FROM OPERATIONS AND OTHER FINANCIAL INFORMATION –THREE AND TWELVE MONTHS

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2010	2009	2010	2009
Consolidated net (loss) income1	$(859,868)	$906,259	$(9,186,140)	$(1,178,003)
Less dividends on preferred shares	(376,979)	—	(376,979)	—
Less non-cash gain from consolidation of subsidiary, net of noncontrolling interests	—	—	—	(980,926)
Less net income attributable to noncontrolling interests in properties	(20,446)	(137,333)	(117,155)	(879,463)
Add depreciation and amortization of consolidated entities, net of noncontrolling interests	9,069,350	7,908,465	39,756,493	31,601,550
Add depreciation and amortization of unconsolidated entities	28,695	—	194,131	157,623
Funds From Operations of the Operating Partnership2	7,840,752	8,677,391	30,270,350	28,720,781
Less redeemable noncontrolling interests in Funds From Operations	(869,391)	(675,265)	(3,359,076)	(3,848,585)
Funds From Operations allocable to the Company2	$6,971,361	$8,002,126	$26,911,274	$24,872,196

Basic FFO per share of the Operating Partnership	$0.11	$0.12	$0.43	$0.48
Diluted FFO per share of the Operating Partnership	$0.11	$0.12	$0.42	$0.48

Funds From Operations of the Operating Partnership	$7,840,752	$8,677,391	$30,270,350	$28,720,781
Add back: Non-cash loss on impairment of real estate asset	—	—	—	5,384,747
Funds From Operations of the Operating Partnership excluding non-cash loss on impairment of real estate asset	$7,840,752	$8,677,391	$30,270,350	$34,105,528
Basic FFO per share of the Operating Partnership (excluding non-cash loss on impairment of real estate asset)	$0.11	$0.12	$0.43	$0.57
Diluted FFO per share of the Operating Partnership (excluding non-cash loss on impairment of real estate asset)	$0.11	$0.12	$0.42	$0.57

Basic weighted average Common Shares outstanding	63,340,098	62,997,180	63,240,474	52,146,454
Diluted weighted average Common Shares outstanding	63,641,410	63,132,990	63,490,597	52,239,335
Basic weighted average Common Shares and Units outstanding	71,199,356	71,038,551	71,166,137	60,194,986
Diluted weighted average Common Shares and Units outstanding	71,500,669	71,174,361	71,416,260	60,287,866

Other Financial Information:
Capital expenditures3
Tenant improvements - Retail	$74,961	$226,680	$1,010,750	$705,908
Tenant improvements – Commercial	—	—	—	—
Leasing commissions - Retail	304,876	347,387	838,140	674,149
Leasing commissions – Commercial	—	212,376	30,662	214,192
Capital improvements4	145,394	245,353	767,548	804,566
Scheduled debt principal payments	1,201,871	1,104,427	4,807,088	3,977,103
Straight line rent	131,257	259,718	547,063	1,591,209
Market rent amortization income from acquired leases	626,039	786,604	2,822,305	3,120,359
Market debt adjustment	107,714	107,714	430,858	430,857
Non-cash compensation expense	163,775		655,438
Capitalized interest	2,219,539	2,301,140	8,807,062	8,892,218
Mark to market lease amount in Deferred revenue and Other liabilities on consolidated balance sheet	9,867,906
Additional Construction in progress not in development pipelines	30,332,197
Acreage of undeveloped, vacant land in the operating portfolio5	41.2
____________________
1
Includes accelerated depreciation totaling $5.8 million in connection with the redevelopment of the three operating properties in the twelve months ended December 31, 2010 and a non-cash loss on impairment of a real estate asset of $5.4 million in the twelve months ended December 31, 2009.

2
“Funds From Operations of the Operating Partnership” measures 100% of the operating performance of the Operating Partnership’s real estate properties and construction and service subsidiaries in which the Company owns an interest. “Funds From Operations allocable to the Company” reflects a reduction for the redeemable noncontrolling weighted average diluted interest in the Operating Partnership.

3	Excludes tenant improvements and leasing commissions relating to development and redevelopment projects and first-generation space.
4	A portion of these capital improvements are reimbursed by tenants and are revenue producing.
5	Excludes land in construction in progress and land held for development.

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MARKET CAPITALIZATION AS OF DECEMBER 31, 2010

		Total	Percent of
	Percent of	Market	Total Market
	Total Equity	Capitalization	Capitalization
Equity Capitalization:

Total Common Shares Outstanding	89.0%	63,342,219

Operating Partnership ("OP") Units Outstanding	11.0%	7,858,498

Combined Common Shares and OP Units	100.0%	71,200,717

Market Price of Common Shares at December 31, 2010		$5.41

Series A Preferred Shares ($25/share at December 31, 2010)		70,000,000

Total Equity Capitalization		455,195,879	44%

Debt Capitalization:
Company Outstanding Debt		610,926,613

Less: Partner Share of Consolidated Joint Venture Debt		(45,604,935)

Company Share of Outstanding Debt		565,321,678

Pro-rata Share of Unconsolidated Joint Venture Debt		18,256,271

Less: Cash and Cash Equivalents		(15,394,528)

Total Net Debt Capitalization		568,183,421	56%

Total Market Capitalization as of December 31, 2010		$1,023,379,300	100%

RATIO OF DEBT TO TOTAL UNDEPRECIATED ASSETS AS OF DECEMBER 31, 2010

Consolidated Undepreciated Real Estate Assets		$1,199,932,788
Company Share of Unconsolidated Real Estate Assets		29,789,769
Escrow Deposits		8,793,968
		$1,238,516,525

Total Consolidated Debt		$610,926,613
Company Share of Joint Venture Debt		18,256,271
Less: Cash		(15,394,528)
		$613,788,356

Ratio of Debt to Total Undepreciated Real Estate Assets		49.6%

RATIO OF COMPANY SHARE OF DEBT TO EBITDA AS OF DECEMBER 31, 2010

Company share of
- consolidated debt		$565,321,678
- unconsolidated debt		18,256,271
Less: Cash		(15,394,528)
		$568,183,421
Q4 2010 EBITDA, annualized:
- consolidated	$62,242,680
- unconsolidated	519,829	62,762,509
		9.1	x

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SAME PROPERTY NET OPERATING INCOME (NOI)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2010	2009	% Change	2010	2009	% Change
Number of properties at period end1	55	55		55	55

Leased percentage at period end	92.5%	90.6%		92.5%	90.6%
Minimum rent	$16,609,124	$16,841,879		$66,561,251	$67,733,430
Tenant recoveries	4,083,367	4,072,494		16,535,320	17,162,271
Other income	386,015	301,830		569,247	451,547
	21,078,506	21,216,203		83,665,818	85,347,248

Property operating expenses	4,290,122	4,037,758		16,122,356	16,304,493
Real estate taxes	2,281,581	2,650,953		10,859,840	11,632,441
	6,571,703	6,688,711		26,982,196	27,936,934

Net operating income – same properties (55 properties)2	$14,506,803	$14,527,492	-0.1%	$56,683,622	$57,410,314	-1.3%

Reconciliation to Most Directly Comparable GAAP Measure:

Net operating income – same properties	$14,506,803	$14,527,492		$56,683,622	$57,410,314
Other income (expense), net	(15,292,444)	(13,884,215)		(64,954,452)	(59,192,080)
Dividends on preferred shares	(376,979)	—		(376,979)	—
Net income	$(1,162,620)	$643,277		$(8,647,809)	$(1,781,766)

____________________
1	Same Property analysis excludes Courthouse Shadows, Four Corner Square, Rivers Edge, and Bolton Plaza properties as the Company pursues redevelopment of these properties.

2
Same Property net operating income is considered a non-GAAP measure because it excludes net gains from outlot sales, write offs of straight-line rent and lease intangibles, bad debt expense and related recoveries, lease termination fees and significant prior year expense recoveries and adjustments, if any.

The Company believes that Net Operating Income is helpful to investors as a measure of its operating performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization, interest expense, and impairment, if any.  The Company believes that Same Property NOI is helpful to investors as a measure of its operating performance because it includes only the NOI of properties that have been owned for the full period presented, which eliminates disparities in net income due to the redevelopment, acquisition or disposition of properties during the particular period presented, and thus provides a more consistent metric for the comparison of the Company's properties.  NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as indicators of the Company's financial performance.

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NET OPERATING INCOME BY QUARTER

	Three Months Ended
	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009
Revenue:
Minimum rent	$18,067,685	$18,292,136	$17,741,385	$17,735,211	$18,000,595
Tenant reimbursements	4,319,215	4,246,120	4,259,847	4,841,261	4,750,543
Other property related revenue1	1,288,954	934,004	466,819	678,157	1,233,143
Parking revenue, net2	62,806	19,999	(23,196)	(38,254)	56,305
	23,738,660	23,492,259	22,444,855	23,216,375	24,040,586
Expenses:
Property operating – Recoverable3	3,756,769	3,189,813	2,928,684	3,512,414	3,618,959
Property operating – Non-Recoverable3	923,526	1,124,230	615,317	896,183	966,653
Real estate taxes	2,164,704	2,975,198	2,975,372	3,109,088	2,994,526
	6,844,999	7,289,241	6,519,373	7,517,685	7,580,138
Net Operating Income – Properties	16,893,661	16,203,018	15,925,482	15,698,690	16,460,448

Other Income (Expense):
Construction and service fee revenue	1,746,947	1,270,928	1,950,848	1,879,350	4,855,122
Cost of construction and services	(1,598,958)	(1,147,383)	(1,637,383)	(1,758,318)	(4,233,332)
General, administrative, and other	(1,480,980)	(1,260,314)	(1,254,792)	(1,375,970)	(1,435,172)
	(1,332,991)	(1,136,769)	(941,327)	(1,254,938)	(813,382)
Earnings Before Interest, Taxes, Depreciation and Amortization	15,560,670	15,066,249	14,984,155	14,443,752	15,647,066

Depreciation and amortization	(9,262,996)	(10,703,289)	(12,137,541)	(8,517,927)	(8,246,013)
Interest expense6	(7,219,072)	(6,978,767)	(7,237,738)	(7,096,863)	(6,567,135)
Income tax (expense) benefit of taxable REIT subsidiary	(31,932)	(80,954)	(127,264)	(25,836)	(7,236)
(Loss) income from unconsolidated entities	48,477	(1,847)	(98,595)	—	—
Other income	44,985	53,633	66,810	65,750	98,191
(Loss) income from continuing operations	(859,868)	(2,644,975)	(4,550,173)	(1,131,124)	924,873
Discontinued operations4:
Operating loss from discontinued operations	—	—	—	—	(18,614)
Loss from discontinued operations	—	—	—	—	(18,614)
Net (loss) income	(859,868)	(2,644,975)	(4,550,173)	(1,131,124)	906,259
Net loss (income) attributable to noncontrolling interest	74,227	255,021	529,618	56,444	(262,982)
Dividends on preferred shares	(376,979)	—	—	—	—
Net (loss) income attributable to Kite Realty Group Trust	$(1,162,620)	$(2,389,954)	$(4,020,555)	$(1,074,680)	$643,277

NOI/Revenue	71.2%	69.0%	71.0%	67.6%	68.5%
Recovery Ratio5
- Retail Only	85.7%	77.2%
- Total Portfolio	72.9%	68.9%	72.2%	73.1%	71.8%

____________________
1	Other property related revenue for the three months ended December 31, 2010 includes net gains on land and outlot sales of $1.0 million.
2	Parking revenue, net, represents the net operating results of the Eddy Street Parking Garage and KR Washington Parking.
3	Recoverable expenses include total management fee expense, a portion of which is recoverable. Non-recoverable expenses primarily include bad debt and legal expense.
4
In December 2009, the Company transferred its Galleria Plaza operating property to the ground lessor.  The Company recognized a non-cash impairment charge of $5.4 million to write off the net book value of the property in September 2009.  Since the Company ceased operating this property during the fourth quarter of 2009, it was appropriate to reclassify the non-cash impairment loss and the operating results related to this property to discontinued operations for each of the periods presented above.

5	“Recovery Ratio” is computed by dividing tenant reimbursements by the sum of recoverable property operating expense and real estate tax expense.
6	Includes write-off of $190,669 of deferred loan fees in connection with the early payoff of the Company’s unsecured term loan.

Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/10
p.12

SUMMARY OF OUTSTANDING DEBT AS OF DECEMBER 31, 2010

TOTAL OUTSTANDING DEBT
	Outstanding Amount	Ratio	Weighted Average Interest Rate1	Weighted Average Maturity (in years)
Fixed Rate Debt
Consolidated	$277,560,128	44%	6.01%	4.8
Floating Rate Debt (Hedged)	219,310,926	35%	5.76%	0.9
Total Fixed Rate Debt	496,871,054	79%	5.90%	3.1
Variable Rate Debt:
Construction Loans	88,424,770	14%	3.61%	2.3
Other Variable	244,394,803	39%	2.27%	1.5
Floating Rate Debt (Hedged)	(219,310,926)	-35%	-2.56%	-0.9
Unconsolidated	18,256,271	3%	3.45%	1.0
Total Variable Rate Debt	131,764,918	21%	2.85%	3.0
Net Premiums on Fixed Rate Debt	546,912	N/A	N/A	N/A
Total	$629,182,884	100%	5.26%	3.0

SCHEDULE OF MATURITIES BY YEAR
	Mortgage Debt			Construction Loans	Total Consolidated Outstanding Debt	KRG Share of Unconsolidated Mortgage Debt	Total Consolidated and Unconsolidated Debt
	Annual Maturity	Term Maturities	Corporate Debt
2011	$3,092,784	$48,876,721	$-	$29,596,142	$81,565,647	$13,549,200	$95,114,847
2012	4,008,420	65,161,802	122,300,000	-	191,470,222	-	191,470,222
2013	4,075,785	26,715,433	-	44,517,102	75,308,320	-	75,308,320
2014	3,812,854	31,375,967	-	-	35,188,821	4,707,071	39,895,892
2015	3,539,592	38,301,942	-	-	41,841,534	-	41,841,534
2016 and Beyond	5,380,607	165,313,024	-	14,311,526	185,005,157	-	185,005,157
Net Premiums on Fixed Rate Debt	-	-	-	-	546,912	-	546,912
Total	$23,910,042	$375,744,889	$122,300,000	$88,424,770	$610,926,613	$18,256,271	$629,182,884

____________________
1	Calculations on Hedged Debt assume a weighted average spread over LIBOR on all variable rate debt, as the hedges are designated with various pieces of debt.

Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/10
p.13

SCHEDULE OF OUTSTANDING DEBT AS OF DECEMBER 31, 2010

CONSOLIDATED DEBT
Fixed Rate Debt		Interest Rate	Maturity Date	Balance as of December 31, 2010	Monthly Debt Service As of December 31, 2010
50th & 12th		5.67%	11/11/14	$4,293,034	$27,190
The Centre at Panola, Phase I		6.78%	1/1/22	3,464,489	36,583
Cool Creek Commons		5.88%	4/11/16	17,643,234	106,534
The Corner		7.65%	7/1/11	1,486,488	17,110
Fox Lake Crossing		5.16%	7/1/12	11,050,412	68,604
Geist Pavilion		5.78%	1/1/17	11,125,000	53,585
Indian River Square		5.42%	6/11/15	13,040,043	74,850
Kedron Village		5.70%	1/11/17	29,700,000	141,075
Pine Ridge Crossing		6.34%	10/11/16	17,500,000	92,517
Plaza at Cedar Hill		7.38%	2/1/12	25,175,721	193,484
Plaza Volente		5.42%	6/11/15	28,119,431	161,405
Preston Commons		5.90%	3/11/13	4,223,200	28,174
Riverchase Plaza		6.34%	10/11/16	10,500,000	55,510
Sunland Towne Centre		6.01%	7/1/16	25,000,000	125,208
30 South		6.09%	1/11/14	21,303,984	142,257
Traders Point		5.86%	10/11/16	45,895,436	224,123
Whitehall Pike		6.71%	7/5/18	8,039,656	77,436
Subtotal				$277,560,128	$1,625,645

Floating Rate Debt (Hedged)		Interest Rate	Maturity Date	Balance as of December 31, 2010	Monthly Debt Service as of December 31, 2010
KeyBank (Admin. Agent)		5.07%	2/20/11	$50,000,000	$211,333
KeyBank (Admin. Agent)		4.92%	2/18/11	25,000,000	102,396
KeyBank (Admin. Agent)		3.27%	7/15/11	55,000,000	149,646
Bank of America		1.73%	12/27/11	19,700,000	28,401
PNC Bank		1.89%	4/30/12	14,856,200	23,399
Charter One Bank		2.98%	10/31/11	20,000,000	49,667
M&I Bank		1.65%	12/19/11	20,000,000	27,500
TD Bank		3.31%	1/3/17	14,754,726	40,698
Subtotal				$219,310,926	$633,040
TOTAL CONSOLIDATED FIXED RATE DEBT				$496,871,054	$2,258,685
TOTAL NET PREMIUMS				$546,912

Variable Rate Debt: Mortgages	Lender	Interest Rate1	Maturity Date	Balance as of December 31, 2010
Bayport Commons2	Bank of America	LIBOR + 350	1/6/12	$14,923,016
Beacon Hill3	Fifth Third Bank	LIBOR + 125	3/30/14	7,401,750
Eastgate Pavilion	PNC Bank	LIBOR + 295	4/30/12	14,883,390
Estero Town Commons4	Wachovia Bank/Wells Fargo	LIBOR + 325	1/15/13	10,500,000
Fishers Station5	National City Bank/PNC	LIBOR + 350	6/6/11	3,656,493
Gateway Shopping Center6	Charter One Bank	LIBOR + 190	10/31/11	20,712,866
Glendale Town Center	M&I Bank	LIBOR + 275	12/19/11	19,615,000
Indiana State Motor Pool	Old National Bank	LIBOR + 135	2/4/11	3,467,910
Ridge Plaza	TD Bank	LIBOR + 325	1/3/17	14,746,436
Tarpon Springs Plaza	Wachovia Bank/Wells Fargo	LIBOR + 325	1/15/13	12,187,942
Subtotal				$122,094,803
____________________
1		At December 31, 2010, one-month LIBOR was 0.26%.

2		The Company has a preferred return, then a 60% interest. The loan is guaranteed by Kite Realty Group, LP.

3		The Company has a preferred return, then a 50% interest. The loan is guaranteed by Kite Realty Group, LP.

4		The Company has a preferred return, then a 40% interest. The loan is guaranteed by Kite Realty Group, LP.

5		The Company has a 25% interest in this property. The loan is guaranteed by Kite Realty Group, LP, the operating partnership.

6		The Company has a preferred return, then a 50% interest. This loan is a several guaranteed by Kite Realty Group, LP.

Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/10
p.14

SCHEDULE OF OUTSTANDING DEBT AS OF DECEMBER 31, 2010 (CONTINUED)

Variable Rate Debt: Construction Loans	Lender	Interest Rate1	Maturity Date	Total Commitment	Balance as of December 31, 2010
Bridgewater Marketplace2	Indiana Bank And Trust	LIBOR + 185	6/29/13	$7,000,000	$7,000,000
Cobblestone Plaza3	Wachovia Bank/Wells Fargo	LIBOR + 350	2/12/13	34,000,000	28,347,102
Delray Marketplace3	Wachovia Bank/Wells Fargo	LIBOR + 300	6/30/11	4,725,000	4,725,000
Eddy Street Commons	Bank of America	LIBOR + 230	12/30/11	29,460,000	24,871,142
Rivers Edge	Huntington Bank	LIBOR + 325	1/15/16	25,500,000	14,311,526
South Elgin Commons4	Charter One Bank	LIBOR + 325	9/30/13	9,170,000	9,170,000
Subtotal				$109,855,000	$88,424,770

Corporate Debt	Lender	Interest Rate1	Maturity Date		Balance as of December 31, 2010
Unsecured Credit Facility5	KeyBank (Admin. Agent)	LIBOR + 125	2/20/12		$122,300,000

Floating Rate Debt (Hedged)		Various	Various		$(219,310,926)

TOTAL CONSOLIDATED VARIABLE RATE DEBT					$113,508,647
TOTAL DEBT PER CONSOLIDATED BALANCE SHEET					$610,926,613

____________________
1	At December 31, 2010, the one-month LIBOR interest rate was 0.26%.

2	The loan has a LIBOR floor of 3.15%.

3	The Company has a preferred return, then a 50% interest. This loan is guaranteed by Kite Realty Group, LP.

4	The loan has a LIBOR floor of 2.00%.

5
The Company has 51 unencumbered properties and other assets of which 47 are wholly owned and used as collateral under the unsecured credit facility and 4 of which are owned in a joint venture.   The major unencumbered properties include: Boulevard Crossing, Broadstone Station, Coral Springs Plaza, Courthouse Shadows, Four Corner Square, Hamilton Crossing, International Speedway Square, King's Lake Square, Market Street Village, Naperville Marketplace, PEN Products, Publix at Acworth, Red Bank Commons, Shops at Eagle Creek, Traders Point II, Union Station Parking Garage, Wal-Mart Plaza and Waterford Lakes.

Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/10
p.15

SCHEDULE OF OUTSTANDING DEBT AS OF DECEMBER 31, 2010 (CONTINUED)

UNCONSOLIDATED DEBT

Variable Rate Debt - Construction Loans	Lender	Interest Rate1	Maturity Date	Total Commitment	Balance as of December 31, 2010
Parkside Town Commons2	Bank of America	LIBOR + 300	2/28/11	$33,873,000	$33,873,000
Eddy Street Commons – Limited Service Hotel3	1st Source Bank	LIBOR + 315	8/18/14	10,850,000	9,414,141

Parkside Town Commons Joint Venture Partners' Share – 60%					(20,323,800)
Eddy Street Commons – Limited Service Hotel Joint Venture Partners' Share – 50%					(4,707,070)
KRG SHARE OF UNCONSOLIDATED DEBT					$18,256,271

TOTAL KRG CONSOLIDATED DEBT					610,926,613
TOTAL KRG DEBT					$629,182,884

____________________
1	At December 31, 2010, the one-month LIBOR interest rate was 0.26%.

2	The Company owns a 40% interest in Parkside Town Commons. This will change to a 20% ownership at the time of the hard cost construction financing.

3	The Company owns a 50% interest in Eddy Street Commons – Limited Service Hotel. The loan has a LIBOR floor of 0.85%.

Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/10
p.16

2011 REFINANCING UPDATE AS OF DECEMBER 31, 2010

Date Closed	Property	Type of Loan	Lender	Balance at December 31, 2010	New Interest Rate	New Maturity Date

Subsequent Events

1/2011	Indiana State Motor Pool	Variable Rate Debt Mortgages	Old National Bank	$3,467,910	LIBOR + 325	2/4/14

2/2011	Parkside Town Commons	Unconsolidated	Bank of America	13,549,200	LIBOR + 300	8/31/13

Total Subsequent Events				$17,017,110

Refinancing Summary

Total Debt Maturing in 20111				$92,084,099
Less: Events Subsequent to December 31, 2010				(17,017,110)
Remaining 2011 Debt Maturities				$75,066,989

Remaining 2011 Debt Maturities Update
Property	Type of Loan	Lender	Balance at December 31, 2010	Comments

Fishers Station	Variable Rate Debt Mortgages	National City Bank/PNC	$3,656,493	Refinance with long-term debt upon completion of redevelopment.

Delray Marketplace	Construction Loan	Wachovia Bank/ Wells Fargo	4,725,000	Convert to construction loan in 2011.

The Corner	Fixed Rate Debt	Securitized	1,486,488	Can prepay 90 days (4/3/11) in advance. Initially add to the line of credit unencumbered pool.

Gateway Shopping Center	Variable Rate Debt Mortgages	Charter One Bank	20,712,866	Automatic one year extension available. Have begun discussion on long-term financing.

Glendale Town Center	Variable Rate Debt Mortgages	M & I Bank	19,615,000	Have begun discussion on long term financing.

Eddy Street Commons	Construction Loan	Bank of America	24,871,142	2 one year extensions are available. Have begun discussion on long-term financing.
Remaining 2011 Debt Maturities1			$75,066,989

1	Total debt maturing in 2011 excludes scheduled monthly principle payments for the remainder of 2011.

Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/10
p.17

JOINT VENTURE SUMMARY – UNCONSOLIDATED PROPERTIES

During 2010, the Company owned the following unconsolidated properties with joint venture partners:

Property	Percentage Owned by the Company
Parkside Town Commons – Development Property1	40%
Eddy Street Commons Limited Service Hotel – Development Property	50%

____________________

1	The Company's 40% interest in Parkside Town Commons will change to 20% at the time of project specific construction financing.

Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/10
p.18

CONDENSED COMBINED BALANCE SHEETS OF UNCONSOLIDATED PROPERTIES

(Parkside Town Commons and Eddy Street Commons Limited Service Hotel)
(Unaudited)

	December 31, 2010	December 31, 2009
Assets:
Investment properties, at cost:
Buildings and improvements	$9,180,156	$—
Furniture, equipment and other	258,048	—
Construction in progress	60,852,416	62,204,124
	70,290,620	62,204,124
Less: accumulated depreciation	(388,260)	—
	69,902,360	62,204,124
Cash and cash equivalents	1,146,354	540,264
Other receivables	141,043	—
Escrow deposits	600,000	600,000
Deferred costs, net	86,153	—
Prepaid and other assets	38,052	243,236
Total Assets	$71,913,962	$63,587,624

Liabilities and Shareholders’ Equity:
Mortgage and other indebtedness	$43,287,141	$35,836,186
Accounts payable and accrued expenses	839,607	980,677
Total Liabilities	44,126,748	36,816,863
Accumulated equity	27,787,214	26,770,761
Total Liabilities and Accumulated Equity	$71,913,962	$63,587,624

Company’s share of unconsolidated assets	$29,789,769	$25,729,647
Company’s share of mortgage and other indebtedness	$18,256,271	$14,530,793

Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/10
p.19

CONDENSED COMBINED STATEMENTS OF OPERATIONS OF UNCONSOLIDATED PROPERTIES

(The Centre1, Parkside Town Commons and Eddy Street Commons Limited Service Hotel)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2010	2009	2010	2009
Revenue:
Minimum rent	$—	$—	$—	$691,739
Tenant reimbursements	—	—	—	256,426
Other property related revenue	975,559	—	2,002,761	20,916
Total revenue	975,559	—	2,002,761	969,081

Expenses:
Property operating2	670,040	—	1,411,162	195,656
Real estate taxes	26,000	—	70,000	142,198
Other income	19,605	—	47,898	—
Total expenses	715,645	—	1,529,060	337,854

Net operating income	259,914	—	473,701	631,227
Depreciation and amortization	(57,389)	—	(388,262)	(102,626)
Interest expense	(105,570)	—	(189,368)	(179,177)
Other income	—	—	—	32,090
Income (loss) from continuing operations	96,955	—	(103,929)	381,514
Net income (loss)	$96,955	$—	$(103,929)	$381,514
Company’s share of unconsolidated net operating income	$129,957	$—	$236,851	$378,736
Company’s share of unconsolidated interest expense	$(52,785)	$—	$(94,684)	$(107,506)

1	The financial statements of The Centre were consolidated in September 2009.
2	The Eddy Street Limited Service Hotel opened for business in the second quarter of 2010. Accordingly the twelve months ended December 31, 2010 include pre-opening costs for the hotel.

Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/10
p.20

TOP 10 RETAIL TENANTS BY GROSS LEASABLE AREA (GLA)

As of December 31, 2010

This table includes the following:
•	Operating retail properties;
•	Operating commercial properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of December 31, 2010.

Tenant	Number of Locations	Total GLA	Number of Leases	Company Owned GLA1	Number of Anchor Owned Locations	Anchor Owned GLA2
Lowe's Home Improvement3	8	1,082,630	2	128,997	6	953,633
Target	6	665,732	0	0	6	665,732
Wal-Mart	4	618,161	1	103,161	3	515,000
Publix	6	289,779	6	289,779	0	0
Federated Department Stores	1	237,455	1	237,455	0	0
Dick's Sporting Goods	3	171,737	3	171,737	0	0
Ross Stores	5	147,648	5	147,648	0	0
PetSmart	6	147,079	6	147,079	0	0
Home Depot	1	140,000	0	0	1	140,000
Bed Bath & Beyond	5	134,298	5	134,298	0	0
TOTAL	45	3,634,519	29	1,360,154	16	2,274,365

____________________
1	Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

2	Includes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

3	The Company has entered into one ground lease with Lowe’s Home Improvement for a total of 163,000 square feet, which is included in Anchor Owned GLA.

Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/10
p.21

TOP 25 TENANTS BY ANNUALIZED BASE RENT1,2

As of December 31, 2010

This table includes the following:
•	Operating retail properties;
•	Operating commercial properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of December 31, 2010.

Tenant	Type of Property	Number of Locations	Leased GLA/NRA2	% of Owned GLA/NRA of the Portfolio	Annualized Base Rent1	Annualized Base Rent per Sq. Ft.	% of Total Portfolio Annualized Base Rent
Publix	Retail	6	289,779	5.1%	$2,366,871	$8.17	3.2%
PetSmart	Retail	6	147,079	2.6%	2,057,838	13.99	2.8%
Bed Bath & Beyond / Buy Buy Baby	Retail	6	168,165	3.0%	1,787,698	10.63	2.4%
Lowe's Home Improvement	Retail	2	128,997	2.3%	1,764,000	6.04	2.4%
Ross Stores	Retail	5	147,648	2.6%	1,681,504	11.39	2.3%
State of Indiana	Commercial	3	210,393	3.7%	1,635,911	7.78	2.2%
Marsh Supermarkets	Retail	2	124,902	2.2%	1,605,139	12.85	2.2%
Dick's Sporting Goods	Retail	3	171,737	3.0%	1,404,508	8.18	1.9%
Indiana Supreme Court	Commercial	1	75,488	1.3%	1,339,164	17.74	1.8%
Staples	Retail	4	89,797	1.6%	1,226,835	13.66	1.7%
HEB Grocery Company	Retail	1	105,000	1.9%	1,155,000	11.00	1.6%
Toys “R” Us	Retail	2	80,600	1.4%	1,095,050	13.59	1.5%
Office Depot	Retail	4	103,402	1.8%	1,069,504	10.34	1.4%
Best Buy	Retail	2	75,045	1.3%	934,493	12.45	1.3%
Kmart	Retail	1	110,875	2.0%	850,379	7.67	1.1%
LA Fitness	Retail	1	45,000	0.8%	843,750	18.75	1.1%
TJX Companies	Retail	3	88,550	1.6%	818,313	9.24	1.1%
Michaels	Retail	3	68,989	1.2%	792,515	11.49	1.1%
Dominick's	Retail	1	65,977	1.2%	775,230	11.75	1.0%
City Securities Corporation	Commercial	1	38,810	0.7%	771,155	19.87	1.0%
A & P	Retail	1	58,732	1.0%	763,516	13.00	1.0%
Mattress Firm	Retail	7	29,255	0.5%	719,094	24.58	1.0%
Petco	Retail	3	40,778	0.7%	595,945	14.61	0.8%
Beall's	Retail	2	79,611	1.4%	588,000	7.39	0.8%
Landmark Theatres	Retail	1	43,050	0.8%	573,504	13.32	0.8%
TOTAL			2,587,659	45.9%	$29,214,914	$10.61	39.4%

____________________
1	Annualized base rent represents the monthly contractual rent for December 2010 for each applicable tenant multiplied by 12.

2	Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

3	Annualized Base Rent per square foot is adjusted to account for the estimated square footage attributed to structures on land owned by the Company and ground leased to tenants.

Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/10
p.22

LEASE EXPIRATIONS – OPERATING PORTFOLIO1

As of December 31, 2010

This table includes the following:
•	Operating retail properties;
•	Operating commercial properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of December 31, 2010.

	Number of Expiring Leases1	Expiring GLA/NRA2	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent3	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2011	100	397,456	7.1%	$5,431,745	7.5%	$13.67	$0
2012	101	395,298	7.0%	6,334,586	8.8%	16.02	0
2013	77	541,444	9.6%	6,480,454	9.0%	11.97	0
2014	79	565,321	10.1%	7,571,118	10.5%	13.39	340,475
2015	93	739,573	13.2%	9,908,321	13.8%	13.40	198,650
2016	53	592,918	10.6%	4,824,389	6.7%	8.14	0
2017	28	414,614	7.4%	5,953,424	8.3%	14.36	266,300
2018	25	354,984	6.3%	4,847,673	6.7%	13.66	128,820
2019	17	191,139	3.4%	2,916,397	4.1%	15.26	33,000
2020	25	456,350	8.1%	4,939,110	6.9%	10.82	156,852
Beyond	42	967,983	17.2%	12,829,228	17.8%	13.25	1,838,809
Total	640	5,617,080	100.0%	$72,036,446	100.0%	$12.82	$2,962,906

____________________
1
Lease expiration table reflects rents in place as of December 31, 2010, and does not include option periods; 2011 expirations include 17 month-to-month tenants. This column also excludes ground leases.

2	Expiring GLA excludes estimated square footage attributable to non-owned structures on land owned by the Company and ground leased to tenants.

3	Annualized base rent represents the monthly contractual rent for December 2010 for each applicable tenant multiplied by 12. Excludes ground lease revenue.

Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/10
p.23

LEASE EXPIRATIONS – RETAIL ANCHOR TENANTS1

As of December 31, 2010

This table includes the following:
•	Operating retail properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of December 31, 2010.

	Number of Expiring Leases1,2	Expiring GLA/NRA3	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent4	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2011	6	179,074	3.2%	$1,400,772	1.9%	$7.82	$0
2012	8	155,256	2.8%	1,403,082	2.0%	9.04	0
2013	4	254,062	4.5%	1,229,611	1.7%	4.84	0
2014	9	236,834	4.2%	2,355,657	3.3%	9.95	0
2015	18	500,359	8.9%	5,003,195	7.0%	10.00	0
2016	8	448,624	8.0%	2,156,822	3.0%	4.81	0
2017	11	277,112	4.9%	3,387,644	4.7%	12.22	0
2018	8	300,576	5.4%	3,580,504	5.0%	11.91	0
2019	6	150,989	2.7%	2,070,625	2.9%	13.71	0
2020	11	406,300	7.2%	3,671,329	5.1%	9.04	0
Beyond	20	804,179	14.3%	9,937,584	13.8%	12.36	990,000
Total	109	3,713,365	66.1%	$36,196,824	50.3%	$9.75	$990,000

____________________
1	Retail anchor tenants are defined as tenants that occupy 10,000 square feet or more.

2
Lease expiration table reflects rents in place as of December 31, 2010, and does not include option periods; 2011 expirations include one month-to-month tenant. This column also excludes ground leases.

3	Expiring GLA excludes square footage for non-owned ground lease structures on land we own and ground leased to tenants.

4	Annualized base rent represents the monthly contractual rent for December 2010 for each applicable property multiplied by 12. Excludes ground lease revenue.

Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/10
p.24

LEASE EXPIRATIONS – RETAIL SHOPS

As of December 31, 2010

This table includes the following:
•	Operating retail properties; and
•	Development property tenants open for business as of December 31, 2010.

	Number of Expiring Leases1	Expiring GLA/NRA1,2	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent3	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2011	93	201,344	3.6%	$3,732,798	5.2%	$18.54	$0
2012	92	230,524	4.1%	4,769,698	6.6%	20.69	0
2013	68	152,943	2.7%	3,525,834	4.9%	23.05	0
2014	67	165,799	3.0%	3,634,004	5.0%	21.92	340,475
2015	74	194,113	3.5%	4,125,619	5.7%	21.25	198,650
2016	45	144,294	2.6%	2,667,568	3.7%	18.49	0
2017	15	58,264	1.0%	1,159,297	1.6%	19.90	266,300
2018	16	47,369	0.8%	1,140,462	1.6%	24.08	128,820
2019	11	40,150	0.7%	845,772	1.2%	21.07	33,000
2020	14	50,050	0.9%	1,267,780	1.8%	25.33	156,852
Beyond	18	67,509	1.2%	1,622,909	2.3%	24.04	848,809
Total	513	1,352,359	24.1%	$28,491,740	39.5%	$21.07	$1,972,906

____________________
1
Lease expiration table reflects rents in place as of December 31, 2010, and does not include option periods; 2011 expirations include 16 month-to-month tenants.  This column also excludes ground leases.

2	Expiring GLA excludes estimated square footage to non-owned structures on land we own and ground leased to tenants.

3	Annualized base rent represents the monthly contractual rent for December 2010 for each applicable property multiplied by 12. Excludes ground lease revenue.

Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/10
p.25

LEASE EXPIRATIONS – COMMERCIAL TENANTS

As of December 31, 2010

	Number of Expiring Leases1	Expiring NLA1	% of Total NRA Expiring	Expiring Annualized Base Rent2	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.
2011	1	17,038	0.3%	$298,176	0.4%	$17.50
2012	1	9,518	0.2%	161,806	0.2%	17.00
2013	5	134,439	2.4%	1,725,009	2.4%	12.83
2014	3	162,688	2.9%	1,581,457	2.2%	9.72
2015	1	45,101	0.8%	779,507	1.1%	17.28
2016	0	0	0.0%	0	0.0%	0.00
2017	2	79,238	1.4%	1,406,484	2.0%	17.75
2018	1	7,039	0.1%	126,708	0.2%	18.00
2019	0	0	0.0%	0	0.0%	0.00
2020	0	0	0.0%	0	0.0%	0.00
Beyond	4	96,295	1.7%	1,268,736	1.8%	13.18
Total	18	551,356	9.8%	$7,347,882	10.2%	$13.33

____________________
1	Lease expiration table reflects rents in place as of December 31, 2010, and does not include option periods. This column also excludes ground leases.

2	Annualized base rent represents the monthly contractual rent for December 2010 for each applicable property multiplied by 12.

Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/10
p.26

SUMMARY RETAIL PORTFOLIO STATISTICS INCLUDING JOINT VENTURE PROPERTIES

	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009
Company Owned GLA – Operating Retail1	5,132,850	4,999,009	4,999,009	4,996,581	4,996,581
Total GLA – Operating Retail1	8,020,295	7,886,454	7,886,454	7,884,026	7,884,026
Projected Company Owned GLA Under Development or Redevelopment2	716,100	791,506	791,506	791,506	791,506
Projected Total GLA Under Development or Redevelopment2	908,743	1,113,663	1,113,663	1,097,149	1,097,149
Number of Operating Retail Properties	53	51	51	51	51
Number of Retail Properties Under Development or Redevelopment	6	7	7	7	7
Percentage Leased – Operating Retail	92.2%	92.2%	91.0%	90.0%	90.1%
Annualized Base Rent & Ground Lease Revenue – Retail Properties3	$63,533,070	$61,225,594	$60,446,100	$59,794,780	$60,080,585

____________________
1
Company Owned GLA represents gross leasable area owned by the Company. Total GLA includes Company Owned GLA, plus square footage attributable to non-owned outlot structures on land owned by the Company and ground leased to tenants, and non-owned anchor space.

2
Projected Company Owned GLA Under Development or Redevelopment represents gross leasable area under development that is projected to be owned by the Company. Projected Total GLA Under Development or Redevelopment includes Projected Company Owned GLA, plus projected square footage attributable to non-owned outlot structures on land owned by the Company and ground leased to tenants, and non-owned anchor space that is existing or under construction.

3	Annualized Base Rent represents the monthly contractual rent in effect for each period shown, multiplied by 12.

Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/10
p.27

SUMMARY COMMERCIAL PORTFOLIO STATISTICS

Retail Portfolio	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009
Company Owned Net Rentable Area (NRA)1,4	581,380	499,221	499,221	499,221	499,221
Number of Operating Commercial Properties	4	4	4	4	4
Percentage Leased – Operating Commercial Properties4	94.8%	95.5%	95.5%	96.2%	96.2%
Annualized Base Rent – Commercial Properties2,3, 4	$7,474,590	$6,409,885	$6,405,262	$6,446,614	$6,446,614

____________________
1
Company Owned NRA does not include square footage of Union Station Parking Garage, a detached parking garage supporting the 30 South property that includes approximately 850 parking spaces. It is managed by a third party.

2	Annualized Base Rent does not include income attributable to the Union Station Parking Garage.

3	Annualized Base Rent includes $779,507 from KRG and subsidiaries as of December 31, 2010.

4	Includes the office space at Eddy Street Commons.

Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/10
p.28

IN-PROCESS DEVELOPMENTS

Developments Under Construction	Company Ownership %1	MSA	Actual/ Projected Opening Date2	Projected Owned GLA3	Projected Total GLA4	Percent of Owned GLA Occupied5	Percent of Owned GLA Pre-Leased/ Committed6	Total Estimated Project Cost7	Cost Incurred as of December 31, 20107	Major Tenants and Non-owned Anchors

Cobblestone Plaza, FL1	50%	Ft. Lauderdale	Q2 2009/ Q4 2011	132,743	138,386	32.5%	84.4%	$52,000	$48,083	Whole Foods, Pets Emporium, Party City
South Elgin Commons, IL – II	100%	Chicago	Q4 2011	128,000	315,000	35.2%	100.0%	16,200	7,427	Ross, Toys “R” Us, LA Fitness (Phase I)
Total In-Process Developments				260,743	453,386	33.8%	92.1%	$68,200	$55,510

Cost incurred as of 12/31/2010 included in Construction in progress on consolidated balance sheet8									$30,332

____________________
1	The Company owns Cobblestone Plaza through a joint venture. Whole Food is planning to take possession in the second half of 2011.

2
Opening Date is defined as the first date a tenant is open for business or a ground lease payment is made. Stabilization (i.e., 85% occupied) typically occurs within six to twelve months after the opening date.

3
Projected Owned GLA represents gross leasable area we project we will own. It excludes square footage that we project will be attributable to non-owned outlot structures on land owned by us and expected to be ground leased to tenants. It also excludes non-owned anchor space.

4
Projected Total GLA includes Projected Owned GLA, projected square footage attributable to non-owned outlot structures on land that we own, and non-owned anchor space that currently exists or is under construction.

5	Includes tenants that have taken possession of their space or have begun paying rent.

6
Excludes outlot land parcels owned by the Company and ground leased to tenants. Includes leases under negotiation for approximately 37,290 square feet for which the Company has signed non-binding letters of intent.

7	Dollars in thousands. Reflects both the Company’s and partners’ share of costs.

8	Cost incurred is reclassified to fixed assets on the consolidated balance sheet on a pro-rata basis as portions of the asset are placed in service.

Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/10
p.29

REDEVELOPMENT PROJECTS

Redevelopment Projects1	MSA	Existing Owned GLA	Projected Owned GLA2	Projected Total GLA3	Total Estimated Project Cost4	Cost Incurred as of December 31, 20104	Major Tenants and Non-owned Anchors
Rivers Edge, IN5	Indianapolis	110,875	127,389	127,389	$21,500	$2,924	Nordstrom Rack , Buy Buy Baby, Container Store, Arhaus Furniture, BGI Fitness
Bolton Plaza, FL	Jacksonville	172,938	172,938	172,938	5,700	1,487	Academy Sports & Outdoors
Courthouse Shadows, FL	Naples	134,867	134,867	134,867	2,500	378	Publix, Office Max
Four Corner Square, WA	Seattle	29,177	44,000	44,000	500	62	Johnson Hardware Store
Total Redevelopment Projects		447,857	479,194	479,194	$30,200	$4,851

____________________
1	Redevelopment properties have been removed from the operating portfolio statistics.
2
Projected Owned GLA represents gross leasable area we project we will own. It excludes square footage that we project will be attributable to non-owned outlot structures on land owned by us and expected to be ground leased to tenants. It also excludes non-owned anchor space.

3
Projected Total GLA includes Projected Owned GLA, projected square footage attributable to non-owned outlot structures on land that we own, and non-owned anchor space that currently exists or is under construction.

4	Dollars in thousands. Reflects both the Company’s and partners’ share of costs.
5	The current estimate of the total project cost may increase depending on the outcome of current negotiations with additional tenants.

Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/10
p.30

FUTURE DEVELOPMENTS (Land owned/Entitlements secured/No vertical construction)

Developments in Final Planning Stages	MSA	KRG Ownership %	Estimated Start Date	Estimated Total GLA1	Total Estimated Project Cost1,2	Cost Incurred as of December 31, 20102	Potential Tenancy
Unconsolidated –
Parkside Town Commons, NC3	Raleigh	40%	TBD	1,500,000	$148,000	$62,063	Frank Theatres, Discount Department Store, Jr. Boxes, Restaurants
KRG current share of unconsolidated project3					$29,600	$24,825
Consolidated –					20%	40%
Delray Marketplace, FL4	Delray Beach	50%	TBD	296,000	$90,000	$46,571	Publix, Frank Theatres, Jr. Boxes, Shops, Restaurants
Maple Valley, WA5	Seattle	100%	TBD	74,000	11,000	10,775	Hardware Store, Shops
Broadstone Station, NC	Raleigh	100%	TBD	345,000	19,100	13,279	Shops, Pad Sales, Jr. Boxes, Super Wal-Mart (non-owned)
New Hill Place, NC - I	Raleigh	100%	TBD	310,000	30,000	15,276	Target, Frank Theatres
Total Consolidated Future Developments				1,025,000	$150,100	$85,901

____________________
1	Total Estimated Project Cost and Estimated Total GLA based on preliminary site plans and includes non-owned anchor space that exists or is currently under construction.

2	Dollars in thousands. Reflects both the Company’s and partners’ share of costs.

3
Parkside Town Commons is owned through a joint venture with Prudential Real Estate Investors. The Company’s interest in this joint venture is 40% as of December 31, 2010 and will be reduced to 20% at the time of project specific construction financing.

4	The Company owns Delray Marketplace through a joint venture (preferred return, then 50%).

5	“Total Estimated Project Cost” includes a portion of the acquisition cost of the Four Corner Square shopping center which is a component of the Maple Valley redevelopment.

Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/10
p.31

GEOGRAPHIC DIVERSIFICATION – OPERATING PORTFOLIO

As of December 31, 2010

	Number of Operating Properties1	Owned GLA/NRA2	Percent of Owned GLA/NRA	Total Number of Leases	Annualized Base Rent3	Percent of Annualized Base Rent	Annualized Base Rent per Leased Sq. Ft.
Indiana	25	2,354,799	41.2%	243	$27,905,136	41.1%	$12.82
• Retail	21	1,773,419	31.0%	225	20,557,254	30.3%	12.65
• Commercial	4	581,380	10.2%	18	7,347,882	10.8%	13.33
Florida	12	1,223,047	21.4%	152	14,068,927	20.7%	12.53
Texas	7	1,099,480	19.2%	80	11,956,978	17.6%	11.64
Georgia	3	300,116	5.3%	58	4,119,884	6.1%	14.66
Washington	3	126,496	2.2%	19	2,730,418	4.0%	23.31
Ohio	1	236,230	4.1%	7	2,130,416	3.1%	9.02
Illinois	3	227,830	4.0%	17	2,918,677	4.3%	14.26
New Jersey	1	115,063	2.0%	13	1,549,071	2.3%	16.56
Oregon	2	31,169	0.6%	13	538,539	0.8%	23.28
Total	57	5,714,230	100.0%	602	$67,918,047	100.0%	$12.86

____________________
1
This table includes operating retail properties, operating commercial properties, and ground lease tenants who commenced paying rent as of December 31, 2010 and excludes four retail properties under redevelopment.

2
Owned GLA/NRA represents gross leasable area or net leasable area owned by the Company.  It does not include 29 parcels or outlots owned by the Company and ground leased to tenants, which contain 18 non-owned structures totaling approximately 357,104 square feet.  It also excludes the square footage of Union Station Parking Garage.

3	Annualized Base Rent excludes $2,974,906 in annualized ground lease revenue attributable to parcels and outlots owned by the Company and ground leased to tenants.

Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/10
p.32

OPERATING RETAIL PROPERTIES – TABLE I

As of December 31, 2010

Property1	State	MSA	Year Built/Renovated	Year Added to Operating Portfolio	Acquired, Redeveloped, or Developed	Total GLA2	Owned GLA2	Percentage of Owned GLA Leased3
Bayport Commons8	FL	Oldsmar	2008	2008	Developed	268,556	97,112	91.5%
Coral Springs Plaza	FL	Ft. Lauderdale	2004/2010	2004	Redeveloped	46,079	46,079	100.0%
Estero Town Commons8	FL	Naples	2006	2007	Developed	206,600	25,631	57.0%
Indian River Square	FL	Vero Beach	1997/2004	2005	Acquired	379,246	144,246	97.6%
International Speedway Square	FL	Daytona	1999	1999	Developed	242,995	229,995	94.1%
King's Lake Square	FL	Naples	1986	2003	Acquired	85,497	85,497	90.5%
Pine Ridge Crossing	FL	Naples	1993	2006	Acquired	258,874	105,515	96.4%
Riverchase Plaza	FL	Naples	1991/2001	2006	Acquired	78,380	78,380	100.0%
Shops at Eagle Creek	FL	Naples	1983	2003	Redeveloped	72,271	72,271	52.0%
Tarpon Springs Plaza	FL	Naples	2007	2007	Developed	276,346	82,547	95.1%
Wal-Mart Plaza	FL	Gainesville	1970	2004	Acquired	177,826	177,826	94.6%
Waterford Lakes Village	FL	Orlando	1997	2004	Acquired	77,948	77,948	95.0%
Kedron Village	GA	Atlanta	2006	2006	Developed	282,125	157,409	89.3%
Publix at Acworth	GA	Atlanta	1996	2004	Acquired	69,628	69,628	96.6%
The Centre at Panola	GA	Atlanta	2001	2004	Acquired	73,079	73,079	100.0%
Fox Lake Crossing	IL	Chicago	2002	2005	Acquired	99,072	99,072	79.9%
Naperville Marketplace	IL	Chicago	2008	2008	Developed	169,600	83,758	96.1%
South Elgin Commons	IL	Chicago	2009	2009	Developed	45,000	45,000	100.0%
50 South Morton	IN	Indianapolis	1999	1999	Developed	2,000	2,000	100.0%
54th & College	IN	Indianapolis	2008	2008	Developed	20,100	-	*
Beacon Hill8	IN	Crown Point, IN	2006	2007	Developed	127,821	57,191	54.0%
Boulevard Crossing	IN	Kokomo	2004	2004	Developed	213,696	123,696	93.0%
Bridgewater Marketplace	IN	Indianapolis	2008	2008	Developed	50,820	25,975	61.6%
Cool Creek Commons	IN	Indianapolis	2005	2005	Developed	137,107	124,578	96.9%
Eddy Street Commons (Retail Only)	IN	South Bend	2009	2010	Developed	87,762	87,762	85.3%
Fishers Station4	IN	Indianapolis	1989	2004	Acquired	116,885	116,885	87.7%
Geist Pavilion	IN	Indianapolis	2006	2006	Developed	64,114	64,114	83.7%
Glendale Town Center	IN	Indianapolis	1958/2008	2008	Redeveloped	685,827	403,198	97.4%
Greyhound Commons	IN	Indianapolis	2005	2005	Developed	153,187	-	*
Hamilton Crossing Centre	IN	Indianapolis	1999	2004	Acquired	87,424	82,424	92.1%
Martinsville Shops	IN	Martinsville	2005	2005	Developed	10,986	10,986	16.4%
Red Bank Commons	IN	Evansville	2005	2006	Developed	324,308	34,308	66.0%
Stoney Creek Commons	IN	Indianapolis	2000	2000	Developed	189,527	49,330	100.0%

____________________
*	Property consists of ground leases only and, therefore, no Owned GLA. 54th & College is a single ground lease property; Greyhound Commons has two of four outlots leased.

1	All properties are wholly owned, except as indicated. Unless otherwise noted, each property is owned in fee simple by the Company.

2	Owned GLA represents gross leasable area that is owned by the Company. Total GLA includes Owned GLA, square footage attributable to non-owned anchor space, and non-owned structures on ground leases.

3	Percentage of Owned GLA Leased reflects Owned GLA/NRA leased as of December 31, 2010, except for Greyhound Commons and 54th & College (see *).

4
This property is divided into two parcels: a grocery store and small shops. The Company owns a 25% interest in the small shops parcel through a joint venture and a 100% interest in the grocery store. The joint venture partner is entitled to an annual preferred payment of $96,000. All remaining cash flow is distributed to the Company.

5	The Company owns a 60% interest in this property through a joint venture with our partner that manages the property.

6	The Company does not own the land at this property. It has leased the land pursuant to two ground leases that expire in 2017. The Company has six five-year options to renew this lease.

7
The Company does not own the land at this property. It has leased the land pursuant to a ground lease that expires in 2012. The Company has six five-year renewal options and a right of first refusal to purchase the land.

8
The Company owns and manages the following properties through joint ventures with third parties: Beacon Hill (50%); Cornelius Gateway (80%); Estero Town Commons (40%); Bayport Commons (50%); and Sandifur Plaza (95%).

Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/10
p.33

OPERATING RETAIL PROPERTIES – TABLE I (CONTINUED)

Property1	State	MSA	Year Built/Renovated	Year Added to Operating Portfolio	Acquired, Redeveloped, or Developed	Total GLA2	Owned GLA2	Percentage of Owned GLA Leased3
The Centre5	IN	Indianapolis	1986	1986	Developed	80,689	80,689	96.5%
The Corner	IN	Indianapolis	1984/2003	1984	Developed	42,612	42,612	100.0%
Traders Point	IN	Indianapolis	2005	2005	Developed	348,835	279,674	99.0%
Traders Point II	IN	Indianapolis	2005	2005	Developed	46,600	46,600	61.8%
Whitehall Pike	IN	Bloomington	1999	1999	Developed	128,997	128,997	100.0%
Zionsville Place	IN	Indianapolis	2006	2006	Developed	12,400	12,400	100.0%
Ridge Plaza	NJ	Oak Ridge	2002	2003	Acquired	115,063	115,063	81.3%
Eastgate Pavilion	OH	Cincinnati	1995	2004	Acquired	236,230	236,230	100.0%
Cornelius Gateway8	OR	Portland, OR	2006	2007	Developed	35,800	21,324	62.3%
Shops at Otty6	OR	Portland	2004	2004	Developed	154,845	9,845	100.0%
Burlington Coat Factory7	TX	San Antonio	1992/2000	2000	Redeveloped	107,400	107,400	100.0%
Cedar Hill Village	TX	Dallas	2002	2004	Acquired	139,092	44,262	94.1%
Market Street Village	TX	Hurst	1970/2004	2005	Acquired	163,625	156,625	100.0%
Plaza at Cedar Hill	TX	Dallas	2000	2004	Acquired	299,847	299,847	89.5%
Plaza Volente	TX	Austin	2004	2005	Acquired	160,333	156,333	86.0%
Preston Commons	TX	Dallas	2002	2002	Developed	142,539	27,539	77.4%
Sunland Towne Centre	TX	El Paso	1996	2004	Acquired	312,450	307,474	96.7%
50th & 12th	WA	Seattle	2004	2004	Developed	14,500	14,500	100.0%
Gateway Shopping Center	WA	Seattle	2008	2008	Developed	285,200	99,444	92.8%
Sandifur Plaza8	WA	Pasco	2008	2008	Developed	12,552	12,552	82.5%
					TOTAL	8,020,295	5,132,850	92.2%

See prior page for footnote disclosure.

Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/10
p.34

OPERATING RETAIL PROPERTIES – TABLE II
As of December 31, 2010

Property	State	MSA	Annualized Base Rent Revenue1	Annualized Ground Lease Revenue	Annualized Total Retail Revenue	Percentage of Annualized Total Retail Revenue	Base Rent Per Leased Owned GLA2	Major Tenants and Non-Owned Anchors3
Bayport Commons	FL	Oldsmar	$1,590,095	$-	$1,590,095	2.50%	$17.89	PetSmart, Best Buy, Michaels, Target (non-owned)
Coral Springs Plaza	FL	Ft. Lauderdale	663,538	-	663,538	1.04%	14.40	Toys “R” Us
Estero Town Commons4	FL	Naples	429,137	750,000	1,179,137	1.86%	29.37	Lowe's Home Improvement
Indian River Square	FL	Vero Beach	1,447,614	-	1,447,614	2.28%	10.29	Beall's, Office Depot, Target (non-owned), Lowe's Home Improvement (non-owned)
International Speedway Square	FL	Daytona	2,127,240	405,475	2,532,715	3.99%	9.83	Bed Bath & Beyond, Stein Mart, Old Navy, Staples, Michaels, Dick’s Sporting Goods
King's Lake Square	FL	Naples	1,001,887	-	1,001,887	1.58%	12.95	Publix, Retro Fitness
Pine Ridge Crossing	FL	Naples	1,558,098	-	1,558,098	2.45%	15.31	Publix, Target (non-owned), Beall's (non-owned)
Riverchase Plaza	FL	Naples	1,118,669	-	1,118,669	1.76%	14.27	Publix
Shops at Eagle Creek	FL	Naples	606,337	55,104	661,441	1.04%	16.15	Staples, Lowe’s (non-owned)
Tarpon Springs Plaza	FL	Naples	1,715,219	228,820	1,944,039	3.06%	21.84	Cost Plus, A C Moore, Staples, Target (non-owned)
Wal-Mart Plaza	FL	Gainesville	918,044	-	918,044	1.44%	5.46	Books-A-Million, Save-A-Lot, Wal-Mart
Waterford Lakes Village	FL	Orlando	893,050	-	893,050	1.41%	12.06	Winn-Dixie
Kedron Village	GA	Atlanta	2,455,742	-	2,455,742	3.87%	17.46	Bed Bath & Beyond, Ross, PETCO, Target (non-owned)
Publix at Acworth	GA	Atlanta	775,824	-	775,824	1.22%	11.54	Publix
The Centre at Panola	GA	Atlanta	888,318	-	888,318	1.40%	12.16	Publix
Fox Lake Crossing	IL	Chicago	1,081,183	-	1,081,183	1.70%	13.65	Dominick's Finer Foods
Naperville Marketplace	IL	Chicago	993,744	-	993,744	1.56%	12.34	TJ Maxx, PetSmart, Caputo’s (non-owned)
South Elgin Commons	IL	Chicago	843,750	-	843,750	1.33%	18.75	LA Fitness, Target (non-owned)
50 South Morton	IN	Indianapolis	126,000	-	126,000	0.20%	63.00
54th & College	IN	Indianapolis	-	260,000	260,000	0.41%	-	The Fresh Market (non-owned)
Beacon Hill	IN	Crown Point	487,050	-	487,050	0.77%	15.78	Strack & Van Til (non-owned), Walgreens (non-owned)
Boulevard Crossing	IN	Kokomo	1,546,795	-	1,546,795	2.43%	13.45	PETCO, TJ Maxx, Ulta Salon, Kohl's (non-owned)
Bridgewater Marketplace	IN	Indianapolis	275,517	-	275,517	0.43%	17.22	Walgreens (non-owned)
Cool Creek Commons	IN	Indianapolis	1,987,878	-	1,987,878	3.13%	16.47	The Fresh Market, Stein Mart, Cardinal Fitness
Eddy Street Commons	IN	South Bend	1,690,493	-	1,690,493	2.66%	22.59	Hammes Bookstore, Urban Outfitters
Fishers Station	IN	Indianapolis	1,094,754	-	1,094,754	1.72%	10.68	Marsh Supermarkets, Goodwill, Dollar Tree
Geist Pavilion	IN	Indianapolis	939,579	-	939,579	1.48%	17.52	Partytree Superstore, Ace Hardware
Glendale Town Center	IN	Indianapolis	2,471,303	-	2,471,303	3.89%	6.30	Macy’s, Landmark Theatres, Staples, Indianapolis Library,Lowe's Home Improvement (non-owned), Target (non-owned), Walgreens (non-owned)
Greyhound Commons	IN	Indianapolis	-	221,748	221,748	0.35%	-	Lowe's Home Improvement (non-owned)
Hamilton Crossing Centre	IN	Indianapolis	1,362,204	78,650	1,440,854	2.27%	17.94	Office Depot
Martinsville Shops	IN	Martinsville	26,100	-	26,100	0.04%	-	Walgreens (non-owned)
Red Bank Commons	IN	Evansville	318,764	-	318,764	0.50%	14.07	Wal-Mart (non-owned), Home Depot (non-owned)
Stoney Creek Commons	IN	Indianapolis	464,755	-	464,755	0.73%	9.42	HH Gregg , Office Depot, Lowe's Home Improvement (non-owned)
The Centre4	IN	Indianapolis	1,072,277	-	1,072,277	1.69%	13.77	CVS

____________________
1
Annualized Base Rent Revenue represents the contractual rent for December 2010 for each applicable property, multiplied by 12. This table does not include Annualized Base Rent from development property tenants open for business as of December 31, 2010.

2	Owned GLA represents gross leasable area that is owned by the Company. Total GLA includes Owned GLA, square footage attributable to non-owned anchor space and non-owned structures on ground leases.

3	Represents the three largest tenants that occupy at least 10,000 square feet of GLA at the property, including non-owned anchors.

4	A third party manages this property.

Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/10
p.35

OPERATING RETAIL PROPERTIES – TABLE II (CONTINUED)

Property	State	MSA	Annualized Base Rent Revenue1	Annualized Ground Lease Revenue	Annualized Total Retail Revenue	Percentage of Annualized Total Retail Revenue	Base Rent Per Leased Owned GLA2	Major Tenants and Non-Owned Anchors3
The Corner	IN	Indianapolis	647,522	-	647,522	1.02%	15.20	Hancock Fabrics
Traders Point	IN	Indianapolis	4,047,159	435,000	4,482,159	7.05%	14.62	Dick's Sporting Goods, AMC Theatre, Marsh, Bed Bath & Beyond, Michaels, Old Navy, PetSmart
Traders Point II	IN	Indianapolis	743,901	-	743,901	1.17%	25.83
Whitehall Pike	IN	Bloomington	1,014,000	-	1,014,000	1.60%	7.86	Lowe's Home Improvement
Zionsville Place	IN	Indianapolis	241,204	-	241,204	0.38%	19.45
Ridge Plaza	NJ	Oak Ridge	1,549,071	-	1,549,071	2.44%	16.56	A&P Grocery, CVS
Eastgate Pavilion	OH	Cincinnati	2,130,416	-	2,130,416	3.35%	9.02	Best Buy, Dick's Sporting Goods, Value City Furniture, PetSmart, DSW
Cornelius Gateway	OR	Portland	264,744	-	264,744	0.42%	19.93	Fedex/Kinkos
Shops at Otty	OR	Portland	273,795	136,300	410,095	0.65%	27.81	Wal-Mart (non-owned)
Burlington Coat Factory	TX	San Antonio	510,150	-	510,150	0.80%	4.75	Burlington Coat Factory
Cedar Hill Village	TX	Dallas	675,305	-	675,305	1.06%	16.21	24 Hour Fitness, JC Penney (non-owned)
Market Street Village	TX	Hurst	1,747,312	33,000	1,780,312	2.80%	11.16	Jo-Ann Fabric, Ross, Office Depot, Buy Buy Baby
Plaza at Cedar Hill	TX	Dallas	3,482,142	-	3,482,142	5.48%	12.98	Hobby Lobby, Office Max, Ross, Marshalls, Sprouts Farmers Market, Toys“R”Us/Babies“R”Us
Plaza Volente	TX	Austin	1,934,204	110,000	2,044,204	3.22%	14.39	H-E-B Grocery
Preston Commons	TX	Dallas	525,468	-	525,468	0.83%	24.65	Lowe's Home Improvement (non-owned)
Sunland Towne Centre	TX	El Paso	3,082,397	104,809	3,187,206	5.02%	10.36	PetSmart, Ross, HMY Roomstore, Kmart, Bed Bath & Beyond, Feldman’s Market
50th & 12th	WA	Seattle	475,000	-	475,000	0.75%	32.76	Walgreens
Gateway Shopping Center	WA	Seattle	2,059,098	144,000	2,203,098	3.47%	22.32	PetSmart, Ross, Rite Aid, Party City, Kohl’s (non-owned), Winco (non-owned)
Sandifur Plaza	WA	Pasco	196,320	-	196,320	0.31%	18.96	Walgreens (non-owned)
		Total	$60,570,164	$2,962,906	$63,533,070	100%	$12.80

See prior page for footnote disclosure.

Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/10
p.36

OPERATING COMMERCIAL PROPERTIES

As of December 31, 2010

Property	MSA	Year Built/ Renovated	Acquired, Redeveloped or Developed	Owned NRA	Percentage Of Owned NRA Leased	Annualized Base Rent1	Percentage of Annualized Commercial Base Rent	Base Rent Per Leased Sq. Ft.	Major Tenants
Indiana
30 South2	Indianapolis	1905/2002	Redeveloped	298,346	92.6%	$4,925,582	65.9%	$17.84	Indiana Supreme Court, City Securities, Kite Realty Group, Lumina Foundation
Pen Products	Indianapolis	2003	Developed	85,875	100.0%	834,705	11.2%	9.72	Indiana Dept. of Administration
Union Station Parking Garage3	Indianapolis	1986	Acquired	N/A	N/A	N/A	N/A	N/A	Denison Parking
Indiana State Motorpool	Indianapolis	2004	Developed	115,000	100.0%	639,400	8.6%	5.56	Indiana Dept. of Administration
Eddy Street Office (part of Eddy Street Commons)4	South Bend	2009	Developed	82,159	90.5%	1,074,903	14.4%	14.46	Notre Dame Office
TOTAL				581,380	94.8%	$7,474,590	100.0%	$13.56

____________________
1	Annualized Base Rent represents the monthly contractual rent for December 2010 for each applicable property, multiplied by 12.

2	Annualized Base Rent includes $779,507 from the Company and subsidiaries as of December 31, 2010.

3	The garage is managed by a third party.

4	The Company also owns a 50% interest in an unconsolidated limited service hotel at Eddy Street Commons in South Bend, Indiana along with a parking garage that serves the hotel and the office and retail components of the property.

Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/10
p.37

RETAIL OPERATING PORTFOLIO – TENANT BREAKDOWN1
As of December 31, 2010

	Owned Gross Leasable Area				Percent of Owned GLA Leased			Annualized Base Rent1				Annualized Base Rent per Leased Sq. Ft.
Property	State	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Ground Lease	Total	Anchors	Shops	Total
Bayport Commons	FL	71,540	25,572	97,112	100.0%	67.7%	91.5%	$1,107,187	$482,908	$ -	$1,590,095	$15.48	$27.84	$17.89
Coral Springs Plaza		46,079	-	46,079	100.0%	0.0%	100.0%	663,538	-	-	663,538	14.40	-	14.40
Estero Town Commons	FL	-	25,631	25,631	0.0%	57.0%	57.0%	-	429,137	750,000	1,179,137	-	29.37	29.37
Indian River Square	FL	116,342	27,904	144,246	100.0%	87.5%	97.6%	973,085	474,529	-	1,447,614	8.36	19.44	10.29
International Speedway Square	FL	212,995	17,000	229,995	95.5%	76.5%	94.1%	1,898,240	229,000	405,475	2,532,715	9.33	17.62	9.83
King's Lake Square	FL	49,805	35,692	85,497	100.0%	77.3%	90.5%	358,890	642,997	-	1,001,887	7.21	23.31	12.95
Pine Ridge Crossing	FL	66,351	39,164	105,515	100.0%	90.4%	96.4%	627,628	930,471	-	1,558,098	9.46	26.27	15.31
Riverchase Plaza	FL	48,890	29,490	78,380	100.0%	100.0%	100.0%	386,231	732,438	-	1,118,669	7.90	24.84	14.27
Shops at Eagle Creek	FL	51,703	20,568	72,271	49.3%	58.7%	52.0%	356,678	249,659	55,104	661,441	14.00	20.68	16.15
Tarpon Springs Plaza	FL	60,151	22,396	82,547	100.0%	82.1%	95.1%	1,144,008	571,211	228,820	1,944,039	19.02	31.08	21.84
Wal-Mart Plaza	FL	138,323	39,503	177,826	100.0%	75.8%	94.6%	561,479	356,565	-	918,044	4.06	11.90	5.46
Waterford Lakes Village	FL	51,703	26,245	77,948	100.0%	85.1%	95.0%	408,452	484,598	-	893,050	7.90	21.69	12.06
Kedron Village	GA	68,845	88,564	157,409	100.0%	81.1%	89.3%	849,648	1,606,094	-	2,455,742	12.34	22.37	17.46
Publix at Acworth	GA	37,888	31,740	69,628	100.0%	92.4%	96.6%	337,203	438,621	-	775,824	8.90	14.95	11.54
The Centre at Panola	GA	51,674	21,405	73,079	100.0%	100.0%	100.0%	413,392	474,926	-	888,318	8.00	22.19	12.16
Fox Lake Crossing	IL	65,977	33,095	99,072	100.0%	39.9%	79.9%	775,230	305,953	-	1,081,183	11.75	23.15	13.65
Naperville Marketplace	IL	61,683	22,075	83,758	100.0%	85.4%	96.1%	702,879	290,865	-	993,744	11.40	15.43	12.34
South Elgin Commons	IL	45,000	-	45,000	100.0%	0.0%	100.0%	843,750	-	-	843,750	18.75	-	18.75
50 South Morton	IN	-	2,000	2,000	0.0%	100.0%	100.0%	-	126,000	-	126,000	-	63.00	63.00
54th & College	IN	-	-	-	0.0%	0.0%	0.0%	-	-	260,000	260,000	-	-	-
Beacon Hill	IN	-	57,191	57,191	0.0%	54.0%	54.0%	-	487,050	-	487,050	-	15.78	15.78
Boulevard Crossing	IN	73,440	50,256	123,696	100.0%	82.7%	93.0%	862,900	683,895	-	1,546,795	11.75	16.46	13.45
Bridgewater Marketplace	IN	-	25,975	25,975	0.0%	61.6%	61.6%	-	275,517	-	275,517	-	17.22	17.22
Cool Creek Commons	IN	63,600	60,978	124,578	100.0%	93.6%	96.9%	643,200	1,344,678	-	1,987,878	10.11	23.55	16.47
Eddy Street Commons	IN	20,154	67,608	87,762	100.0%	80.9%	85.3%	342,618	1,347,875	-	1,690,493	17.00	24.65	22.59
Fishers Station	IN	72,212	44,673	116,885	100.0%	67.9%	87.7%	705,907	388,848	-	1,094,754	9.78	12.82	10.68
Geist Pavilion	IN	27,955	36,159	64,114	100.0%	71.0%	83.7%	396,184	543,395	-	939,579	14.17	21.16	17.52
Glendale Town Center	IN	329,588	73,610	403,198	100.0%	85.6%	97.4%	1,244,313	1,226,989	-	2,471,303	3.78	19.48	6.30
Greyhound Commons	IN	-	-	-	0.0%	0.0%	0.0%	-	-	221,748	221,748	-	-	-
Hamilton Crossing Centre	IN	30,722	51,702	82,424	100.0%	87.5%	92.1%	345,623	1,016,582	78,650	1,440,854	11.25	22.48	17.94
Martinsville Shops	IN	-	10,986	10,986	0.0%	16.4%	16.4%	-	26,100	-	26,100	-	-	-
Red Bank Commons	IN	-	34,308	34,308	0.0%	66.0%	66.0%	-	318,764	-	318,764	-	14.07	14.07
Stoney Creek Commons	IN	49,330	-	49,330	100.0%	0.0%	100.0%	464,755	-	-	464,755	9.42	-	9.42
The Centre4	IN	18,720	61,969	80,689	100.0%	95.5%	96.5%	170,352	901,925	-	1,072,277	9.10	15.24	13.77
The Corner	IN	12,200	30,412	42,612	100.0%	100.0%	100.0%	88,450	559,072	-	647,522	7.25	18.38	15.20
Traders Point	IN	238,721	40,953	279,674	100.0%	93.3%	99.0%	3,134,370	912,789	435,000	4,482,159	13.13	23.90	14.62
Traders Point II	IN	-	46,600	46,600	0.0%	61.8%	61.8%	-	743,901	-	743,901	-	25.83	25.83
Whitehall Pike	IN	128,997	-	128,997	100.0%	0.0%	100.0%	1,014,000	-	-	1,014,000	7.86	-	7.86
Zionsville Place	IN	-	12,400	12,400	0.0%	100.0%	100.0%	-	241,204	-	241,204	-	19.45	19.45
Ridge Plaza	NJ	69,612	45,451	115,063	100.0%	52.6%	81.3%	997,762	551,309	-	1,549,071	14.33	23.05	16.56
Eastgate Pavilion	OH	231,730	4,500	236,230	100.0%	100.0%	100.0%	1,997,666	132,750	-	2,130,416	8.62	29.50	9.02
Cornelius Gateway	OR	-	21,324	21,324	0.0%	62.3%	62.3%	-	264,744	-	264,744	-	19.93	19.93
Shops at Otty	OR	-	9,845	9,845	0.0%	100.0%	100.0%	-	273,795	136,300	410,095	-	27.81	27.81
Burlington Coat Factory	TX	107,400	-	107,400	100.0%	0.0%	100.0%	510,150	-	-	510,150	4.75	-	4.75
Cedar Hill Village	TX	32,231	12,031	44,262	100.0%	78.4%	94.1%	483,465	191,840	-	675,305	15.00	20.34	16.21
Market Street Village	TX	136,746	19,879	156,625	100.0%	100.0%	100.0%	1,280,122	467,190	33,000	1,780,312	9.36	23.50	11.16
Plaza at Cedar Hill	TX	227,106	72,741	299,847	89.0%	91.1%	89.5%	2,155,515	1,326,627	-	3,482,142	10.67	20.02	12.98
Plaza Volente	TX	105,000	51,333	156,333	100.0%	57.4%	86.0%	1,155,000	779,204	110,000	2,044,204	11.00	26.46	14.39
Preston Commons	TX	-	27,539	27,539	0.0%	77.4%	77.4%	-	525,468	-	525,468	-	24.65	24.65
Sunland Towne Centre	TX	265,006	42,468	307,474	100.0%	76.3%	96.7%	2,341,223	741,174	104,809	3,187,206	8.83	22.87	10.36
50th & 12th	WA	14,500	-	14,500	100.0%	0.0%	100.0%	475,000	-	-	475,000	32.76	-	32.76
Gateway Shopping Center	WA	74,639	24,805	99,444	100.0%	71.0%	92.8%	1,497,779	561,319	144,000	2,203,098	20.06	31.87	22.32
Sandifur Plaza	WA	-	12,552	12,552	0.0%	82.5%	82.5%	-	196,320	-	196,320	-	18.96	18.96
	Total	3,574,558	1,558,292	5,132,850	98.3%	78.1%	92.2%	$34,713,871	$25,856,293	$2,962,906	$63,533,070	$9.88	$21.24	$12.80

____________________
1	This table does not include annualized base rent from development property tenants open for business as of December 31, 2010.

Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/10 p.38